October 6, 1995

                         SUPPLEMENT TO THE PROSPECTUS OF
                           Pioneer Real Estate Shares
             (formerly Pioneer Winthrop Real Estate Investment Fund)
                              dated April 28, 1995


On July 17, 1995, the Fund's management contract with Pioneer Winthrop Advisers ("PWA") and subadvisory contracts with Winthrop Advisors Limited Partnership ("WALP") and Pioneering Management Corporation ("PMC") terminated as a result of the sale by The Nomura Securities Co., Ltd. of its interest in the parent company of WALP. PMC, which had served as the Fund's co-investment subadviser since inception, has served as the Fund's sole investment adviser pursuant to an interim management contract since July 17, 1995.

Mr. Robert Benson, Senior Vice President of PMC, has been responsible since the Fund's inception and continues to be responsible for the Fund's day-to-day portfolio decisions. Mr. Benson joined PMC in 1974 and is a Vice President of the Fund. PMC has hired a former employee of WALP to continue to provide to the Fund the real estate securities advice previously provided through WALP. Additionally, PMC has temporarily contracted with an affiliate of WALP for consulting advice regarding real estate projects in which issuers of the Fund's portfolio securities have an interest.

The Fund's portfolio is now overseen by an Equity Committee, which consists of PMC's most senior equity professionals, and a Portfolio Management Committee, which consists of PMC's domestic equity portfolio managers. Both committees are chaired by Mr. David Tripple, PMC's President and Chief Investment Officer and Executive Vice President of the Fund. Mr. Tripple joined PMC in 1974 and has had general responsibility for PMC's investment operations and specific portfolio assignments for more than the last five years.

The Fund held a special meeting of shareholders on September 26, 1995 for the purpose of submitting to shareholders for approval a new management contract with PMC and the payment to PMC of fees under an interim management contract. The new management contract contains the same terms and conditions as the Fund's prior management contract with PWA, except for the names of the parties, and the dates of commencement and termination. The management fees payable to PMC under the new management contract are paid at the same rate as the fees payable to PWA under the prior management contract. Shareholders approved the new management contract with PMC and the payment to PMC of fees under the interim management contract.

Effective September 1, 1995, the name of the Fund changed from Pioneer Winthrop Real Estate Investment Fund to Pioneer Real Estate Shares.

                                                                     1095-2853
                                            (C) Pioneer Funds Distributor, Inc.

                                                               October 6, 1995


            SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                           Pioneer Real Estate Shares
             (formerly Pioneer Winthrop Real Estate Investment Fund)
                              dated April 28, 1995
                      ------------------------------------


Effective July 14, 1995, Arthur J. Halleran, Jr. no longer serves as Trustee, President or Chief Operating Officer of the Fund.

Effective September 1, 1995, the Fund was renamed Pioneer Real Estate Shares.














                                            (C) Pioneer Funds Distributor, Inc.